UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2025

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CTHR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 25, 2025, Charles & Colvard, Ltd. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that because the Company had not yet filed its Form 10-Q for the quarter ended December 31, 2024 (the “Q2 FY2025 Form 10-Q”), and because the Company remains delinquent in filing its Form 10-Q for the quarter ended September 30, 2024 (the “Q1 FY2025 Form 10-Q”) and its Form 10-K for the fiscal year ended June 30, 2024 (the “Form 10-K”), the Company continues to not be in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) requiring Nasdaq-listed companies to timely file all periodic financial reports with the Securities and Exchange Commission (the “SEC”). The Form 10-Q was due on February 14, 2025. The Company filed a Notification of Late Filing on Form 12b-25 with the SEC on February 18, 2025.

Nasdaq previously accepted the Company’s plan to regain compliance with the Listing Rule (the “Plan”) and granted the Company 180 calendar days from the Form 10-K filing due date, or until April 14, 2025, to file its Form 10-K and Q1 FY2025 Form 10-Q. The Notice states that the Company must submit an update to its original Plan no later than March 12, 2025 and that any additional exception to allow the Company to regain compliance with all delinquent filings, including filing the Q2 FY2025 Form 10-Q, will be limited to April 14, 2025.

The Notice has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq. The Company is working diligently to complete its Form 10-K, Q1 FY2025 Form 10-Q, and Q2 FY2025 Form 10-Q and plans to file each as promptly as practicable to regain compliance with the Listing Rule.

Item 7.01	Regulation FD Disclosure.

The information contained in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

On March 3, 2025 the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Notice. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, which is incorporated into this Item 7.01, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This filing contains a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “plan,” “expect,” “will,” “working,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, the expected filing of its Form 10-K, Q1 FY2025 Form 10-Q, and Q2 FY2025 Form 10-Q, and ability to regain compliance under the Nasdaq Listing Rule. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission, including the risks and uncertainties described in more detail in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent reports filed with the SEC. For example, there can be no assurance that the Company will regain compliance with the Listing Rule during any compliance period or in the future, or otherwise meet Nasdaq compliance standards. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Document
99.1	Press Release dated March 3, 2025
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

March 3, 2025	By	/s/ Clint J. Pete
Clint J. Pete
Chief Financial Officer